The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Equity Portfolio

SP Mid Cap Growth Portfolio

SP Prudential U.S. Emerging Growth Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

Table of Contents

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

2	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE

8	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

10	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Equity Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio

13	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

16	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

18	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

20	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

20	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•        company risk

•        derivatives risk

•        foreign investment risk

•        management risk

•        market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•        company risk

•        derivatives risk

•        foreign investment risk

•        management risk

•        market risk

•        portfolio turnover risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•        company risk

•        derivatives risk

•        foreign investment risk

•        management risk

•        market risk

•        portfolio turnover risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.    The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.    Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.    Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.    Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.    To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.    Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.    Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.    Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.    Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.    Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.    Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Industry/sector risk.    Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.    Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Liquidity risk.    Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.    Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.    Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Portfolio turnover risk.    A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

*    *    *

EVALUATING PERFORMANCE

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.

***

The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.

****

The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**

The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.

***

The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.

****

The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**

The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.

***

The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.

****

The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table.  See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	0.20%	0.80%

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated.  The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	50	157	274	616
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP Prudential U.S. Emerging Growth Portfolio	80	255	444	990

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•      Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•      Purchase and sell options on equity securities, stock indexes and foreign currencies

•      Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•      Forward foreign currency exchange contracts

•      Purchase securities on a when-issued or delayed delivery basis.

•      Short sales against-the-box.

•      Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•      Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•      Corporate debt.

•      Lower-rated bonds.

•      U.S. Government securities.

•      Variable and floating rate obligations.

•      Zero coupon bonds.

•      Deferred interest bonds.

•      PIK bonds.

•      Depository receipts.

•      Emerging markets equity securities.

•      Forward contracts.

•      Futures contracts.

•      Securities issued by investment companies.

•      Options (on currencies, futures, securities, and stock indices).

•      Repurchase agreements.

•      Restricted securities.

•      Short sales and short sales against-the-box.

•      Short-term debt.

•      Warrants.

•      When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•      Repurchase agreements.

•      Foreign currency forward contracts.

•      Derivative strategies.

•      Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•      Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•      Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•      Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Equity	0.45
SP Mid Cap Growth	0.80
SP Prudential U.S. Emerging Growth	0.60

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the Equity Portfolio (portion) and the SP Prudential U.S. Emerging Growth Portfolios.  Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients.  The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management.  The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.  SaBAM is a wholly-owned subsidiary of Citigroup, Inc.  SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Portfolio Managers

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison.  Mr. Siegel has been an Executive Vice President of Jennison since June 1999.  Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst.  Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank.  Mr. Siegel earned a B.A. from Rutgers University.  Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000.  He joined Prudential’s management training program in 1986.  From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry.  He then left to attend business school, rejoining Prudential in equity asset management in 1992.  Mr. Kiefer became a portfolio manager in 1994 at Prudential.   Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.  They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM.  Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan.  He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001.  Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003.  Mr. Caliendo has been with SaBAM since 2002.  From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio.  Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years.  They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio.  Ms. Hirsch is an Executive Vice President of Jennison.  Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management.  Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996.  She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993.  She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements.  Frequent trading by Contract owners may, under certain circumstances,disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners.  Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners.  The Portfolios themselves generally cannot monitor trading by particular Contract owners.  The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners.  For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return.  The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64
Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02
Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56
Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)
Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)
Net Asset value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90
Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through
				December 31,
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00
Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)
Total from investment operations	1.64	(3.53)	(2.02)	(0.23)
Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)
Total distributions	—	—	(0.05)	(0.08)
Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69
Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)     Not annualized.

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through
						December 31,
	2003	2002		2001		2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)
Total from investment operations	1.97	(2.21)		(1.49)		(1.61)
Less Dividends:
Dividends from net investment income	—	—		—		(0.01)
Net Asset value, end of period	$6.65	$4.68		$6.89		$8.38
Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)     Commencement of operations.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)     Annualized.

(d)     Net of expense subsidy. If the investment advisor had not subsidizied expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)     Not annualized.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:
on the EDGAR Database at
publicinfo@sec.gov (The SEC charges a fee to copy documents.)	http://www.sec.gov
SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY